Exhibit 10.1

EIGHTH AMENDMENT TO LOAN AGREEMENT

DATED JANUARY 14, 2004

This Eighth Amendment to Loan Agreement (the “Eighth Amendment”) is made as of this 11th day of March, 2013 by and between CRA International, Inc., formerly known as Charles River Associates Incorporated (“Borrower”), a Massachusetts corporation with its principal executive office at the John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts 02116-5092 and RBS Citizens, National Association, successor by merger with Citizens Bank of Massachusetts, a national banking association with offices at 28 State Street, Boston, Massachusetts (the “Lender”) in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.  Unless otherwise specified, all capitalized terms shall have the same meaning herein as set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, on January 14, 2004, the Borrower and the Lender entered into a loan arrangement (the “Loan Arrangement”) as evidenced by, amongst other documents and instruments, a certain Loan Agreement dated as of January 14, 2004, as amended by a First Amendment to Loan Agreement dated as of March 29, 2005, amended by a Second Amendment to Loan Agreement dated as of June 20, 2005, as amended by a Third Amendment to Loan Agreement dated as of April 17, 2006, as further amended by a Fourth Amendment to Loan Agreement dated as of July 25, 2006, as further amended by a Fifth Amendment to Loan Agreement dated as of May 16, 2007, as further amended by a Sixth Amendment to Loan Agreement dated as of August 18, 2009, as further amended by a Seventh Amendment to Loan Agreement dated as of January 11, 2011  (as may be amended from time to time, the “Agreement”) by and between the Borrower and the Lender pursuant to which the Lender agreed to provide certain financial accommodations to or for the benefit of the Borrower; and

WHEREAS, the Borrower has requested that the Lender extend the Loan Arrangement and amend certain terms and conditions of the Agreement, and

WHEREAS, the Lender has agreed to so amend the Agreement provided the Borrower and the Lender entered into this EighthAmendment; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Section 14(a) of the Agreement is hereby amended by replacing the date “April 30, 2014” with the date “April 30, 2016”.

2.             The Borrower hereby acknowledges and agrees that the Borrower has no claims, offsets, defenses or counterclaims against the Lender with respect to the Loan Arrangement or otherwise and to the extent the Borrower may have any such claims the

Borrower hereby WAIVES and RENOUNCES such claims, offsets, defenses and counterclaims.

3.             This Eighth Amendment and all other documents executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lender either expressed or implied, concerning the matters contained herein and in such other instruments, any statute, custom or use to the contrary notwithstanding.  No such discussions or negotiations shall limit, modify or otherwise effect the provisions hereof.  The modification amendment, or waiver of any provision of this Eighth Amendment, the Agreement or any provision under any other agreement or document entered into between the Borrower and the Lender shall not be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

4.             Except as specifically modified herein, the Agreement shall remain in full force and effect as originally written, and the Borrower hereby ratifies and confirms all terms and conditions contained in the Agreement.

5.             This Eighth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereof have set their hands and seals as of the date first written above.

CRA INTERNATIONAL, INC.

By:	/s/ Wayne D. Mackie
Name:	Wayne D. Mackie
Title:	Executive Vice President, Treasurer and Chief Financial Officer

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ James Tzouvelis
Name:	James Tzouvelis
Title:	Senior Vice President